EXHIBIT 3.6

                          PLAN AND AGREEMENT OF MERGER
                                     BETWEEN
                         DRUMMOND FINANCIAL CORPORATION
                                       AND
                           DRUMMOND MERGER CORPORATION

     This Plan and Agreement of Merger (this "Agreement") is entered into this 18th day of June, 2001 by and between Drummond Merger Corporation, a Washington corporation (the "Surviving Corporation"), and Drummond Financial Corporation., a Delaware corporation ("Drummond"). The Surviving Corporation and Drummond are sometimes referred to jointly as the "Constituent Corporations."

                                    RECITALS

   A. Each of the Constituent Corporations are corporations organized and existing under the laws of the respective states as indicated in the first paragraph of this Agreement.

   B. The shareholders and directors of each of the Constituent Corporations have deemed it advisable for the mutual benefit of the Constituent Corporations and their respective shareholders that Drummond be merged into the Surviving Corporation pursuant to the provisions of the Washington Business Corporation
Act,  Title  23B  of  the  Revised  Code  of Washington and the Delaware General
Corporation  Law  (the  "Merger").

   NOW, THEREFORE, in accordance with the laws of the states of Washington and Delaware, the Constituent Corporations agree that, subject to the following terms and conditions, (i) Drummond shall be merged into the Surviving Corporation, (ii) the Surviving Corporation shall continue to be governed by the laws of the state of Washington, and (iii) the terms of the Merger, and the mode of carrying them into effect, shall be as follows:

                                    ARTICLE I
                        ARTICLES OF SURVIVING CORPORATION

   The Articles of Incorporation of the Surviving Corporation as in effect immediately prior to the Effective Time of the Merger shall constitute the "Articles" of the Surviving Corporation within the meaning of Section 23B.01.400(l) of the Washington Business Corporation Act and Section 104 of the Delaware General Corporation Law, except that Article I of the Articles of Incorporation is hereby amended in its entirety to read as follows:

                                ARTICLE I.  NAME

   The  name  of  this  Corporation  is  Drummond  Financial  Corporation.

                                   ARTICLE II
                   APPOINTMENT OF AGENT FOR SERVICE OF PROCESS

   Pursuant to Section 252(d) of the Delaware General Corporation Law, the Surviving Corporation irrevocably appoints the Secretary of State of Delaware to accept service of process in any proceeding to enforce against the Surviving Corporation any obligation of Drummond's as well as for enforcement of any obligation of the Surviving Corporation arising from the merger. The Delaware Secretary of State shall mail a copy of such process to HEWM Corporate Services, Inc., Suite 6100, 701 Fifth Avenue, Seattle, Washington 98104.

                                   ARTICLE III
                              CONVERSION OF SHARES

   3.1 Drummond Shares. At the Effective Time of the Merger each outstanding share of the common stock of Drummond shall automatically convert to one share of common stock of the Surviving Corporation. At the Effective Time of the Merger each outstanding share of theSeries 1 Preferred Stock of Drummond shall automatically convert to one share of Series A Preferred Stock of the Surviving Corporation.It will not be necessary for shareholders of Drummond to exchange their existing stock certificates for stock certificates of the Surviving Corporation.

   3.2 Surviving Corporation Shares. At the Effective Time of the Merger each outstanding share of the common stock of the Surviving Corporation shall be automatically cancelled and returned to the status of authorized but unissued shares.

                                   ARTICLE IV
                                     BYLAWS

   The  Bylaws  of  the  Surviving  Corporation  shall  be the governing Bylaws.

                                    ARTICLE V
                             DIRECTORS AND OFFICERS

   The directors and officers of Drummond shall be the directors and officers of the Surviving Corporation.

                                   ARTICLE VI
                              EFFECT OF THE MERGER

     The effect of the Merger shall be as provided by the applicable provisions of the laws of Washington and Delaware. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time of the Merger: the separate existence of Drummond shall cease; the Surviving Corporation shall possess all assets and property of every description, and every interest therein, wherever located, and the rights, privileges, immunities, powers, franchises, and authority, of a public as well as a private nature, of all of the Constituent Corporations, all obligations belonging to or due any of the Constituent Corporations shall be vested in and become the obligations of, the Surviving Corporation without further act or deed; title to any real estate or any interest therein vested in any of the Constituent Corporations shall be vested in and become the obligations of the Surviving Corporation without further act or deed; title to any real estate or any interest therein shall not revert or in any way be impaired by reason of the Merger; all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired; and the Surviving Corporation shall be liable for all the obligations of the Constituent Corporations and any claim existing, or action or proceeding pending, by or Against any of the Constituent Corporations may be prosecuted to judgment with right of appeal, as if the Merger had not taken  place.

   If at any time after the Effective Time of the Merger the Surviving Corporation shall consider it to be advisable that any further conveyances, agreements, documents, instruments, and assurances of law or any other things are necessary or desirable to vest, perfect, confirm, or record in the Surviving Corporation the title to any property, rights, privileges, powers, and franchises of the Constituent Corporations or otherwise to carry out the provisions of this Agreement, the proper directors and officers of the Constituent Corporations last in office shall execute and deliver, upon the Surviving Corporations request, any and all proper conveyances, agreements, documents, instruments, and assurances of law, and do all things necessary or proper to vest, perfect, or confirm title to such property, rights, privileges, powers, and title to such property, rights, privileges, powers, and franchises in the Surviving Corporation, and otherwise to carry out the provisions of this Agreement.

                                   ARTICLE VII
                          EFFECTIVE TIME OF THE MERGER

   As used in this Agreement, the "Effective Time of the Merger" shall mean the time at which executed counterparts of this Agreement or conformed copies thereof, together with duly executed Certificates or Articles A-2 of Merger have been duly filed by the Constituent Corporations in the office of the Washington Secretary of State pursuant to Section 23B.11.050 of the Washington Business Corporation Act and the Office of the Delaware Secretary of State pursuant to
Section 252 of the Delaware General Corporation Law, or at such time thereafter as is provided in such Certificate or Articles of Merger.

                                  ARTICLE VIII
                                   CONDITIONS

   In the event that shareholders of Drummond owning in excess of five percent (5%) of the voting shares of Drummond effectively exercise their appraisal rights under Section 262 of the Delaware General Corporation Law, the Surviving Corporation may terminate this Agreement by written notice to Drummond. In such event, this Agreement shall be of no further force and effect.

                                   ARTICLE IX
                                   TERMINATION

   This  Agreement  may  be  terminated  and the Merger abandoned as provided in
Article VIII hereor or by mutual consent of the directors of the Constituent Corporations at any time prior to the Effective Time of the Merger.

                                    ARTICLE X
                          NO THIRD PARTY BENEFICIARIES

   Except as otherwise specifically provided herein, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm, or corporation, other than the Constituent Corporations and their respective shareholders, any rights or remedies under or by reason of this Agreement.

   IN WITNESS WHEREOF, the parties hereto have caused this Plan and Agreement of Merger to be executed as of the date first above written.

                                              DRUMMOND  MERGER  CORPORATION, a
                                              Washington  corporation


                                              By:  /s/  Michael  J.  Smith
                                                 -------------------------
                                                          President



                                              DRUMMOND  FINANCIAL  CORPORATION,
                                              a  Delaware  corporation


                                              By:  /s/  Michael  J.  Smith
                                                 -------------------------
                                                          President

                            ARTICLES OF INCORPORATION
                                       OF
                           DRUMMOND MERGER CORPORATION


   The undersigned Incorporator hereby makes and adopts these Articles of Incorporation as follows:

                                ARTICLE I.  NAME
                                          ------

   The  name  of  this  corporation  is  Drummond  Merger  Corporation.

                               ARTICLE II.  SHARES
                                          --------

   Section  1.  Classes  of  Stock.  The total number of shares of stock which
   --------------------------------
this Corporation is authorized to issue is Fifty Five Million (55,000,000), Fifty Million of which shall constitute a single class of common shares with a par value of $0.01 per share, and Five Million of which shall constitute preferred stock with a par value of $0.01 per share.

   The Preferred Stock may be issued in one or more classes or series within a class, at the discretion of the Board of Directors of the Corporation. The Board of Directors of the Corporation is authorized (a) to determine and alter the designations, powers, preferences, limitations and relative rights granted to or imposed on (i) any class of Preferred Stock before the issuance of any shares of that class and the number of shares constituting any such class and the designation thereof, or any of them; or (ii) one or more series within a class, and designate the number of shares within that series, before the issuance of any shares of that series; (b) to decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

   Section  2. Preferred Stock, Series 1.  The Corporation shall be authorized
   --------------------------------------
to issue up to 3,000,000 shares of Preferred Stock, Series 1, having the rights, preferences and privileges se as follows:

     A.  DIVIDENDS

     1.  Payment  of  Dividends.  The  holders  of the Preferred Stock, Series 1
         ---------------------
shall be entitled to receive, and the Corporation shall pay thereon, as and when declared by the board of directors out of monies properly applicable to the payment of dividends, fixed cumulative preferential cash dividends at the rate of 5% per share per annum (the "Dividend Payment") on the amount paid-up thereon payable in arrears on December 31 of each year (the "Dividend Payment Date"). Dividends on the Preferred Stock, Series 1 shall accrue from and including the date of issuance. Checks of the Corporation or its dividend paying agent payable at par at a chartered bank or trust company shall be issued in respect of such dividends to the holders of the Preferred Stock, Series 1 entitled thereto. The mailing of such checks shall satisfy and discharge all liability for the dividends represented thereby, unless the checks are not paid on due presentation. If on any Dividend Payment Date, the dividends payable on such date are not paid in full on all of the Preferred Stock, Series 1 then issued and outstanding, the dividends or the unpaid part thereof shall be paid on a subsequent date or dates as determined by the board of directors. The holders of the Preferred Stock, Series 1 shall not be entitled to any dividends other than or in excess of the cash dividends provided for herein. A dividend which is represented by a check which has not been presented for payment within six years after it was issued shall be forfeited to the Corporation.

     2.  Dividend  for  Other  than  a  Full  Year.  The amount per share of the
         ------------------------------------------
dividend accrued for any period which is less than a full year with respect to any Preferred Stock, Series 1:

          (a)     which  is  issued,  redeemed  or  purchased;  or

          (b) where the assets of the Corporation are distributed to the holders of Preferred Stock, Series 1 on the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or on any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, shall be equal to the amount (rounded to the nearest 1/100th of 1 cent) calculated by multiplying the Dividend Payment by a fraction of which the numerator is the number of days during the year that the share has been outstanding (including the date of issuance or the first day of the year as well as the Dividend Payment Date or date of redemption, purchase, or distribution of assets, as applicable) and the denominator is 365.

     3.  Interest  Payment.  The  holders of the Preferred Stock, Series 1 shall
         -----------------
be entitled to receive, as provided herein, an amount equivalent to interest at the rate of 8% per annum on the amount of all Dividend Payments not paid on their respective Dividend Payment Dates and which remain outstanding from time to time, which shall be compounded annually on each Dividend Payment Date (the "Interest Amount").

     B.  REDEMPTION  AND  PURCHASE

     1.  General.Subject  to  Section  E,  the  Preferred Stock, Series 1 may be
         --------
redeemed or purchased by the Corporation as provided in this Section, but not otherwise.

     2.   Redemption  Rights.
         --------------------

          (a) Subject to Section E, the Corporation may at its option redeem at any time all or from time to time any number of the outstanding Preferred Stock, Series 1 on payment of the Redemption Price as provided in Section B.3.

          (b) If less than all of the outstanding Preferred Stock, Series 1 are to be redeemed, the shares to be redeemed shall be selected by lot, in single shares or in units of 10 shares or less, or pro rata (disregarding fractions) as the board of directors or a committee thereof in its sole discretion shall by resolution determine.

     3.  Redemption  Price.  The price at which any Preferred Stock, Series 1 is
         ------------------
redeemable (the "Redemption Price") shall be the aggregate of all accrued and unpaid dividends up to and including the date fixed for redemption, the amount paid-up thereon, any Interest Amount applicable thereto and a redemption premium of 10% of the amount paid-up thereon.

          4.     Redemption  Procedure.
                 ----------------------

          (a) Notice of redemption (the "Redemption Notice") of the Preferred Stock, Series 1 shall be given by the Corporation not less than 30 days prior to the date fixed for redemption to each holder of any Preferred Stock, Series 1 to be redeemed. Accidental failure or omission to give the Redemption Notice to one or more of such holders shall not affect the validity of such redemption. The Redemption Notice shall set out the Redemption Price, the date fixed for redemption, the place of redemption and, in the case of partial redemption, the number of the holder's shares to be redeemed.

          (b) On and after the date fixed for redemption, the Corporation shall pay or cause to be paid the Redemption Price to or to the order of the holders of the Preferred Stock, Series 1 redeemed on presentation and surrender, at the place of redemption, of the respective certificates representing such shares, and the holders of the Preferred Stock, Series 1 called for redemption shall cease to be entitled to dividends or to exercise any of the rights of holders in respect thereof, unless payment of the Redemption Price shall not be made in accordance with the foregoing provisions, in which case the rights and privileges of the holders shall remain unimpaired.

          (c) The Corporation shall have the right at any time after mailing the Redemption Notice to deposit the Redemption Price of the shares thereby called for redemption, or such part thereof as at the time of deposit has not been claimed by the shareholders entitled thereto, in a special account with a chartered bank or trust company for the holders of such shares, and upon the deposit being made or upon the date fixed for redemption, whichever is the earlier, the Preferred Stock, Series 1 in respect of which the deposit shall have been made shall be deemed to be redeemed and the rights of each holder thereof shall be limited to receiving, without interest, his proportionate part of the Redemption Price so deposited upon presentation and surrender of the certificates representing his shares so redeemed.

          (d) If less than all the Preferred Stock, Series 1 represented by any certificate are redeemed, a new certificate for the balance shall be issued without cost to the holder.

     5.  Purchase.  Subject  to  Section  E, the Corporation may purchase at any
         ---------
time all or from time to time any number of the outstanding Preferred Stock, Series 1 in the open market (including purchases through or from an investment dealer or firm holding membership on a stock exchange) or pursuant to tenders received by the Corporation upon an invitation for tenders addressed to all holders of the Preferred Stock, Series 1, at a price per share not exceeding the Redemption Price plus costs of purchase. If, upon any invitation for tenders, the Corporation receives tenders for Preferred Stock, Series 1 at the same price in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the shares to be purchased shall be selected from the shares offered at prices as nearly as may be pro rata (to the nearest 10 shares) according to the number of Preferred Stock, Series 1 offered in each tender, in the manner as the board of directors or a committee thereof in its sole discretion shall by resolution determine.

     6.  Indenture.  In  the  event  that an "Event of Default", as such term is
         ----------
defined in a master indenture made between the Corporation and Harris Trust Corporation of New York, as trustee, dated as of August 23, 1993, as amended from time to time (the "Indenture"), occurs and is not remedied by the Corporation within any applicable curative periods and either the "Trustee" or "Holders" (as such terms are defined in the Indenture) provide written notice to the Corporation declaring the principal amount of "Outstanding" "Securities" (as such terms are defined in the Indenture) plus accrued interest to be due and payable as provided for and pursuant to Section 502 of the Indenture, a holder of any Preferred Stock, Series 1 may require the Corporation to redeem, at any time and from time to time, the number of Preferred Stock, Series 1 as may be presented for redemption by the holder as provided herein. The Corporation need not redeem the Preferred Stock, Series 1 pro rata, among all holders of Preferred Stock, Series 1. The price per share (the "Retraction Price") at which the Corporation is required to redeem Preferred Stock, Series 1 pursuant to the exercise of the right of retraction herein shall be the aggregate of all accrued and unpaid dividends up to and including the dated fixed for redemption, the amount paid-up thereon, any Interest Amount applicable thereto and a retraction premium of 10% of the amount paid-up thereon. The holder of Preferred Stock, Series 1 desiring to exercise his retraction right shall tender his Preferred Stock, Series 1 to be redeemed by depositing with the Secretary of the Corporation a certificate or certificates representing such Preferred Stock, Series 1 together with a notice of retraction (the "Retraction Notice") requesting redemption of a specified number of Preferred Stock, Series 1 and stating the place at which the Retraction Price is to be paid. Such deposit shall be irrevocable unless the Corporation shall fail to make payment of the Retraction Price for the Preferred Stock, Series 1 to be redeemed within 30 days of receipt of the Retraction Notice. The payment of the Retraction Price shall be made by check payable at par at a United States or Canadian chartered bank or trust company and at the place stated in the Retraction Notice. The Preferred Stock, Series 1 shall then be and be deemed to be redeemed unless such check fails to clear in the ordinary course. The Corporation shall use its best efforts to pay the Retraction Price for the Preferred Stock, Series 1 to be redeemed within 30 days of receipt of the Retraction Notice, or so soon thereafter as liquid funds become available, to a holder of Preferred Stock, Series 1 who has tendered his shares as provided herein and shall cancel his certificates which were tendered subject to the terms hereof and issue new certificates in respect of the unredeemed shares, if any. Upon payment of the Retraction Price as provided herein, the Preferred Stock, Series 1 shall cease to be entitled to dividends and the holder shall not be entitled to exercise any of the rights of the shareholder in respect thereof.

     7.  Redeemed  or  Purchased Preferred Stock, Series 1.     Preferred Stock,
         --------------------------------------------------
Series 1 redeemed or purchased by the Corporation shall remain as authorized but unissued Preferred Stock, Series 1 and shall be available for issuance as such, unless payment for same is not made by the Corporation in the ordinary course.

     C.  VOTING  RIGHTS

     1.  General.  The  holders  of  the  Preferred  Stock,  Series  1  shall be
         --------
entitled to receive notice of and to attend at all meetings of shareholders of the Corporation, other than separate meetings of the holders of another class or series of shares. Subject to Sections C.2 and C.3 hereof, a holder of any Preferred Stock, Series 1 shall be entitled to vote at such meetings on the basis of a vote per share that is equal to the lesser of:

          (a)     one;  and

          (b) such fractional vote per share that results in the holder and any other entity that may together with the holder be considered a "person" or "group" (respectively, a "Person" or a "Group") as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1933, as amended (the "Exchange Act") becoming the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 34.6% (the "Threshold Amount") of the total votes attached to all outstanding voting shares of the Corporation outstanding from time to time, provided that in no event, except as provided in Section C.3 hereof, shall any votes attach to the Preferred Stock, Series 1 which would trigger a mandatory redemption of all of the variable rate bonds (the "Bonds") issued pursuant to the Indenture. For greater certainty, if at any time and only during such time a Person or Group is or becomes the beneficial owner, directly or indirectly, of the Threshold Amount of the total votes attaching to all outstanding voting shares of the Corporation, excluding any Preferred Stock, Series 1, then if such Person or Group is or becomes the beneficial owner, directly or indirectly, of any Preferred Stock, Series 1, the same shall have no votes per share, except: (i) as provided in Sections C.2 or
C.3 hereof; or (ii) in the event the Person or Group subsequently is or becomes the beneficial owner, directly or indirectly, of less than the Threshold Amount of the total votes attaching to all Voting Shares of the Corporation.

     2.  Amendments to Master Indenture.     If the Indenture is amended so that
         -------------------------------
a Person or Group can become the beneficial owner of a percentage of the total votes attached to all outstanding voting shares of the Corporation in excess of the Threshold Amount without triggering a mandatory redemption of the Bonds, the Threshold Amount shall be amended in Section C.1(b) to be equal to the lesser of: (i) the amended percentage which triggers the mandatory redemption of the Bonds pursuant to the Indenture minus 0.1%; and (ii) 47.9%.

     3.  Fully  Voting.  If  any  Person  or Group becomes the beneficial owner,
         --------------
directly or indirectly, of a percentage of the total votes attached to all outstanding voting shares of the Corporation from time to time in excess of the Threshold Amount, as amended from time to time, (excluding any Preferred Stock Series 1), then a holder of any Preferred Stock, Series 1 shall be entitled to one vote per share.

     4.  Determination.  In  the  event of any dispute or uncertainty, the votes
         --------------
per share of Preferred Stock Series 1 shall be determined from time to time as required and as provided herein exclusively by the board of directors of the Corporation, whose decision and calculation shall be final and binding upon all parties and for all purposes.

     D.  LIQUIDATION,  DISSOLUTION  OR  WIND-UP

     1.  Priority  of  Distributions.  In  the  event  of  the  liquidation,
         ----------------------------
dissolution or winding-up of the Corporation or other distribution of the assets
         -
of the Corporation among its shareholders for the purpose of winding up its affairs, whether voluntary or involuntary, the holders of the Preferred Stock, Series 1 shall be entitled, before any amounts shall be paid to or any property or assets of the Corporation are distributed among the holders of the Common Stock, or any other share of the Corporation ranking junior to the Preferred
Stock, Series 1, to receive an amount equal to the amount paid-up thereon, together with all accrued and unpaid dividends thereon, any Interest Amount applicable thereto and a premium of 10% of the amount paid-up thereon. After payment to the holders of the Preferred Stock, Series 1 of the amounts so payable to them, they shall not be entitled to share in any further distribution of the assets of the Corporation.

     2.  Ratable  Distribution.If  any  accrued  and  unpaid  dividends, amounts
         ----------------------
payable on the return of capital, any Interest Amount or any premium in respect of the Preferred Stock, Series 1 are not paid in full, all series of Preferred Stock shall participate ratably in respect of accrued and unpaid dividends, the return of capital, any Interest Amount and the premium.

     E.  RESTRICTIONS  ON  DIVIDENDS  AND  ISSUE  OR  RETIREMENT  OF  SHARES

     The Corporation shall not at any time without, but may at any time with, the approval of the holders of a majority of the outstanding shares of the Preferred Stock, Series 1, authorize or issue any shares, other than additional series of Preferred Stock, ranking prior to or on a parity with the Preferred
Stock, Series 1 as to the payment of dividends or the distribution of the property or assets of the Corporation. Furthermore, so long as any of the Preferred Stock, Series 1 are outstanding, the Corporation shall not:

          (1) declare, pay or set apart for payment any dividends (other than stock dividends in shares of the Corporation ranking junior to the Preferred Stock, Series 1) on any shares of the Corporation ranking junior to the Preferred Stock, Series 1;

          (2) call for redemption, redeem, purchase or otherwise retire for value any shares ranking junior to the Preferred Stock, Series 1 (except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking junior to the Preferred Stock, Series 1);

          (3c) call for redemption, redeem, purchase or otherwise retire for value less than all of the Preferred Stock, Series 1;

          (4) except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking junior to the Preferred Stock, Series 1, call for redemption, redeem, purchase or otherwise retire for value (i) any Preferred Stock, other than the Preferred Stock, Series 1 or (ii) any shares of a class or series ranking on a parity with the Preferred Stock, Series 1 in respect of the payment of dividends and the distribution of assets in the event of a liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs; or

          (5) create or issue any additional Preferred Stock, unless, in each such case, any Interest Amount and all accrued and unpaid dividends on the outstanding Preferred Stock, Series 1 and on all other shares ranking prior to or on a parity with the Preferred Stock, Series 1, up to and including all dividends payable on the last preceding Dividend Payment Date, have been declared and paid or set apart for payment.

     F.  NOTICES  AND  INTERPRETATION

          1.  Notices.
              --------

     (a) Any notice, check, invitation for tenders or other communication from the Corporation provided for herein shall be sufficiently given if delivered or if sent by ordinary first class mail, postage prepaid, to the holders of the Preferred Stock, Series 1 at their respective addresses appearing on the books of the Corporation or, in the event of the address of any of such holders not so appearing, then at the last address of such holder known to the Corporation. Accidental failure to give any notice, invitation for tenders or other communication to one or more holders of the Preferred Stock, Series 1 shall not affect the validity of the notices, invitations for tenders or other communications properly given or any action taken pursuant to such notice, invitation for tender or other communication, but upon a failure being discovered, the notice, invitation for tenders or other communication, as the case may be, shall be sent forthwith to the holder or holders.

          (b) If any notice, check, invitation for tenders or other communication from the Corporation given to a holder of Preferred Stock, Series 1 pursuant to Section F.1(a) is returned on three consecutive occasions because he cannot be found, the Corporation shall not be required to give or mail any further notices, checks, invitations for tenders or other communications to such shareholder until he informs the Corporation in writing of his new address.

          2.  Interpretation.
              ---------------

          (a) In the event that any day on which any dividend on the Preferred Stock, Series 1 is payable or on or by which any other action is required to be taken hereunder is not a business day, then such dividend shall be payable or such other action shall be required to be taken on or before the next succeeding day that is a business day. "Business day" means a day other than a Saturday, a Sunday or any other day that is a statutory or civic holiday in the place where the Corporation has its head office.

          (b) All references herein to a holder of Preferred Stock, Series 1 shall be interpreted as referring to a registered holder of the Preferred Stock, Series 1.

     G.  MODIFICATION

          The rights, preferences and privileges governing the Preferred Stock, Series 1 may be deleted, varied, modified, amended or amplified with the prior approval of holders of Preferred Stock, Series 1 owning 67% of the outstanding Preferred Stock, Series 1.

          ARTICLE III.  INITIAL REGISTERED OFFICE AND REGISTERED AGENT
                      ------------------------------------------------

     The initial registered office of this corporation shall be at Suite 6100; 701 Fifth Avenue, Seattle, Washington 98104, and the name of its initial registered agent at that address is HEWM Corporate Services, Inc.

                         ARTICLE IV.  PREEMPTIVE RIGHTS
                                    -------------------

     Shareholders of the corporation have no preemptive right to acquire unissued shares of the corporation.

                         ARTICLE V.  BOARD OF DIRECTORS
                                   --------------------

     The number of directors constituting the initial Board of Directors shall be as set forth in the bylaws of the Corporation. The names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders and until their successors shall be elected are:

                                Michael J. Smith
                                  Young Soo Ko
                                  Oq-Hyun Chin

     If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors, such vacancy shall be filled by the Board of Directors in accordance with the Bylaws of the corporation.

     The directors shall be divided into three classes, designated Class I, Class II and Class III. Initially, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term. At any annual meeting of shareholders, successors to the class of directors whose term expires at that annual meeting shall be elected to serve until the third ensuing annual meeting of shareholders. If the number of directors is changed in the manner provided by the bylaws, any increase or decrease shall be apportioned among the classes so the number of directors in each class is as nearly equal as possible, and any additional director of any class elected or appointed to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of such class. A director shall hold office until the annual meeting for the year in which such director's term expires and until such director's successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

                        ARTICLE VI.  REMOVAL OF DIRECTORS
                                   ----------------------

     Subject to the rights of holders of any series of Preferred Stock then outstanding, any director, or the entire board of directors, may be removed from office only for cause and only by the affirmative vote of the holders of a majority of the voting power of all shares of this corporation entitled to vote for the election of directors. As used herein, "for cause" means either (i) conviction of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal or (ii) adjudication for gross negligence or dishonest conduct in the performance of a director's duty to this corporation by a court of competent jurisdiction and such adjudication is no longer subject to direct appeal. Notwithstanding anything to the contrary, this Article may be altered or eliminated only by amendment to this Article approved by two-thirds of the votes entitled to be cast by each voting group entitled to vote on such amendment.

                           ARTICLE VII.  VOTING RIGHTS
                                       ---------------

     At each election for directors, no cumulative voting by the shareholders shall be permitted. Amendment of the articles of incorporation, approval of a plan of merger or share exchange, authorization of the sale, lease, exchange or other disposition of all, or substantially all of the corporation's property, otherwise than in the usual and regular course of business, and authorization of the dissolution of the corporation, shall be approved by each voting group entitled to vote thereon by a simple majority of all the votes entitled to be cast by that voting group.

               ARTICLE VIII.  LIMITATION ON LIABILITY OF DIRECTORS
                            --------------------------------------

     A director shall have no liability to the corporation or its shareholders for monetary damages for conduct as a director, except for acts or omissions that involve intentional misconduct by the director, or a knowing violation of law by the director, or for conduct violating Section 23B.08.310 of the Act, or for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If the Act is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the full extent permitted by the Act, as so amended. Any repeal or modification of this Article shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification for or with respect to an act or omission of such director occurring prior to such repeal or modification.

    ARTICLE IX.  INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS
               --------------------------------------------------------------

     Section 1.  Right to Indemnification.  The corporation shall indemnify each
                 -------------------------
person who is or was, or is threatened to be made, a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit or other proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, by reason of the fact that he or she is or was a director or officer of the corporation or, while a director or officer, he or she is or was serving at the request of the corporation as a director, officer, partner, member, trustee, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise (whether the basis of such proceeding is alleged action in an official capacity as a director, officer, partner, member, trustee, employee or agent or in any other capacity while serving as a director, officer, partner, member, trustee, employee or agent), against all obligations to pay any judgment, settlement, penalty, fine (including any excise tax assessed with respect to an employee benefit plan) and reasonable expenses (including attorneys fees) incurred or suffered by such person in connection therewith; provided, however, that (i) except as provided in Section 2 of this Article with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the corporation, and (ii) the corporation shall not indemnify any person from or on account of: (a) acts or omissions of the person finally adjudged to be intentional misconduct or a knowing violation of law, (b) conduct finally adjudged to be in violation of RCW 23B.08.310, or (c) any transaction with respect to which it was finally adjudged that such person personally received a benefit in money, property or services to which the person was not legally entitled. The right to indemnification conferred in this Section 1 shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of a proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section 1 or otherwise.

     Section 2.  Right of Claimant to Bring Suit.  If a claim under Section 1 of
                 -------------------------------
this Article is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for expenses incurred in defending a proceeding in advance of its final disposition, in which case the applicable period shall be twenty (20) days, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. The claimant shall be presumed to be entitled to indemnification under this Article upon submission of a written claim (and, in an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition, where the required undertaking has been tendered to the corporation), and thereafter the corporation shall have the burden of proof to overcome the presumption that the claimant is not so entitled. Neither the failure of the corporation (including its board of directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances nor an actual determination by the corporation (including its board of directors, independent legal counsel or its shareholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses shall be a defense to the action or create a presumption that the claimant is not so entitled.

     Section  3.  Contracts.  The  corporation  may, without further shareholder
                  ---------
action, enter into contracts with any director or officer of the corporation in furtherance of the provisions of this Article and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.
Section  4.  Indemnification  of  Employees  and Agents of the Corporation.  The
             -------------------------------------------------------------
corporation may, by action of its board of directors from time to time, provide indemnification and pay expenses in advance of the final disposition of a proceeding to employees and agents of the corporation with the same scope and effect as the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the corporation or pursuant to rights granted pursuant to, or provided by, the Act or otherwise.

     Section  4.  Indemnification  of  Employees  and Agents of the Corporation.
                  -------------------------------------------------------------
The corporation may, by action of its board of directors from time to time, provide indemnification and pay expenses in advance of the final disposition of a proceeding to employees and agents of the corporation with the same scope and effect as the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the corporation or pursuant to rights granted pursuant to, or provided by, the Act or otherwise.

Section  5.  Nonexclusivity  of  Rights.  The  right  to indemnification and the
             --------------------------
payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of shareholders or disinterested directors or otherwise.

                            ARTICLE X.  INCORPORATOR
                                      --------------

     The  name  and  address  of  the  incorporator  are  as  follows:

                    David  R.  Wilson
                    Suite  6100,  701  Fifth  Avenue
                    Seattle,  Washington  98104


     DATED  as  of  June  13,  2001.



                              /s/  David  R.  Wilson
                              ----------------------
                              David  R.  Wilson,  Incorporator

                   CONSENT TO APPOINTMENT AS REGISTERED AGENT

     HEWM Corporate Services, Inc. hereby consents to serve as registered agent, in the State of Washington, for the Corporation. It understands that as agent for the Corporation, it will be its responsibility to accept service of process in the name of the Corporation; to forward corporate license renewal mailings to the Corporation; and to immediately notify the office of the Secretary of State in the event of its resignation or of any change in the registered office address of the Corporation for which it is the agent.

     Dated  as  of  June  13,  2001.




                              --------------------------------------------------
                              Vice  President,  HEWM  Corporate  Services,  Inc.

184076  v01.SE  (3Y1801!.DOC)(#184076  v1  -  DRUMMOND  articles)

                                     BYLAWS
                                     ------
                                       OF
                                       --
                           DRUMMOND MERGER CORPORATION
                           ---------------------------

                                   ARTICLES I

                                  SHAREHOLDERS
                                  ------------
          Section 1.  Annual Meeting.  The annual meeting of the shareholders of
                      --------------
the corporation shall be held on the first Tuesday of December each year for the purpose of electing directors and for the transaction of such other business as may come before the meeting. In case of incomplete financial or other information, unavailability of shareholders, officers, directors or other persons whose attendance at the annual meeting would be desirable or other similar circumstances, the president in his or her discretion may postpone the annual meeting. If the annual meeting is postponed, or if the election of directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, a special meeting shall be held as soon as may be convenient as determined by the president, either in lieu of the annual meeting if the annual meeting was postponed or for the election of directors if the election was not held at the annual meeting or at any adjournment thereof. Written or printed notice, stating the place, day, hour and purpose of the special meeting shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the special meeting to each shareholder of record entitled to vote at the meeting; provided however, that in accordance with RCW 23B.07.050, notice of any meeting at which the shareholders shall act on an amendment to the articles of incorporation, a plan of merger or share exchange, a proposed sale of assets, or the dissolution of the corporation, shall be delivered no fewer than twenty (20) nor more than sixty
(60) days before the meeting date. Notice shall be delivered either personally or by mail, by or at the direction of the president, by the secretary or by the officer or persons calling the meeting,. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his or her address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

     Section  2.       Special  Meetings.  Special  meetings of the shareholders
                       -----------------
may be called for any purpose or purposes by the President, the Secretary, the Board of Directors or the holders of not less than one-tenth (1/10) of all the shares entitled to vote at the meeting. Notice of special meetings shall be given by the President or, at the direction of the President, by the Secretary or Assistant Secretary to each shareholder of record entitled to vote at such meetings in the same manner as hereinabove provided in Section 1 of this Article.

     Section  3.       Place  of  Meeting.  Meetings,  annual or special, of the
                       ------------------
shareholders shall be held at such place as shall be designated by the Board of Directors, or in the absence of such a designation, at the main office of the corporation. In addition, shareholders not present at any meeting of shareholders may nevertheless participate in any such meeting of shareholders by means of a conference telephone or similar communications equipment by which all persons participating in such meeting can hear each other at the same time. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

Section  4.       Quorum;  Waiver  of  Notice.  A  majority  of  the  issued and
                  ---------------------------
outstanding shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Except as provided by law, the affirmative vote of the majority of the outstanding shares represented at a meeting and entitled to vote on the subject matter shall be the act of the shareholders. If a quorum is not present at any annual or special meeting, the President or a majority of the shareholders present, either in person or by proxy, may adjourn to such time and place as may be decided upon by the President or the holders of the majority of the shares present, and notice of such adjournment shall be given in accordance with Section 1 of this Article; but if a quorum be present, adjournment may be taken from day to day or to such time and place as may be decided by the holders of the majority of the shares present, and no notice of such adjournment need be given. No business shall be transacted at an adjourned meeting that could not have been transacted at the meeting from which the adjournment was taken. Whenever any notice is required to be given pursuant to statute, to the articles of incorporation or to these Bylaws a waiver thereof signed by the shareholder entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Any shareholder attending a meeting in person or by proxy without objection thereto shall be deemed to have waived notice of such meeting. Notice otherwise complying with the terms hereof may be given by prepaid telegram as the equivalent of notice by mail.

     Section  5.  Proxies.  At  all  meetings of shareholders, a shareholder may
                  -------
vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney in fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after 11 months from the date of its execution, unless otherwise provided in the proxy.

     Section  6.  Record  Date.  For  the  purpose  of  determining shareholders
                  ------------
entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, the Board of Directors may fix in advance a record date for any such determination of shareholders, such date to be not more than seventy (70) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. When a record date is so fixed, only share-holders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of this corporation after the record date. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the day before the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned more than one hundred twenty (120) days after the date is fixed for the original meeting.

     Section  7.  Voting Record.  After fixing a record date for a shareholders'
                  -------------
meeting, the corporation shall prepare an alphabetical list of the names of all shareholders on the record date who are entitled to notice of the shareholders' meeting. The list shall be arranged by voting group, and within each voting group by class or series of shares, and show the address of and number of shares held by each shareholder. A shareholder, shareholder's agent, or a shareholder's attorney may inspect the shareholder's list, beginning ten (10) days prior to the shareholders' meeting and continuing through the meeting, at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held during regular business hours and at the shareholder's expense. The shareholders' list shall be kept open for inspection during such meeting or any adjournment.

                                   ARTICLE II

                               BOARD OF DIRECTORS
                               ------------------
     Section  1.  Board  of  Directors.  The  business  and  affairs  of  this
                  --------------------
corporation  shall  be  managed  by  the  Board  of  Directors.

     Section  2.  Number,  Election and Term of Office.  The number of directors
                  ------------------------------------
shall be three (3). The number of directors shall be as set forth in these Bylaws and as the same may be amended from time to time as provided in Article
IX. In the event of failure to hold or postponement of the annual meeting of shareholders as herein provided, succeeding directors may be elected at any time thereafter at a special meeting of shareholders called for that purpose. Each director shall be elected to serve for a term of one (1) year and until his or her successor shall have been elected, unless removed as hereinafter provided.

     Section  3.  Meetings.  A  regular annual meeting of the Board of Directors
                  --------
shall be held immediately after, and at the same place as, the annual meeting of shareholders. No notice of the annual meeting other than this bylaw need be given unless the meeting is to be held at a place other than the main office of the corporation, in which case the notice shall be given in the manner provided in Section 1 of Article I of these Bylaws. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution. Special meetings of the Board of Directors may be called by or at the request of the president or any director. Notice of any special meeting shall be given at least two (2) days prior thereto by written notice delivered personally, by courier or mailed to each director at his or her residential or business address, by telegram, facsimile transmission, electronic mail transmission or personal communication by telephone. If mailed, such notice shall be deemed to be delivered when deposited in the United States mails so addressed, with postage thereon prepaid. If given by telegram, such notice shall be deemed to have been delivered when the telegram is delivered to the telegraph company. Directors may waive notice of meetings of the Board of Directors, and a waiver thereof signed by the director entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where the director attends the meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

     Section 4.  Resignation.  Any director may resign at any time by delivering
                 -----------
written notice to the Board of Directors, its chairperson, the president or the secretary of the corporation. A resignation shall be effective when the notice is delivered unless the notice specifies a later effective date.

     Section  5.  Removal.  The  entire  Board  of  Directors  or any individual
                  -------
director, at a special meeting of the shareholders called for that purpose, may be removed from office by a vote of shareholders holding a majority of the outstanding shares entitled to a vote at an election of directors. If the Board or any one (1) or more directors is so removed, or if one or more directors resign, new directors may be elected at the same meeting. If new directors are not elected at the meeting, the vacancies resulting from their removal shall be filled in the manner provided in Section 7 of this Article.

     Section  6.  Quorum  and  Voting.  A majority of the elected, qualified and
                  -------------------
acting directors shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of the directors present may adjourn to such time and place as may be decided upon by the majority of the directors present, and notice of such adjournment shall be given in accordance with Section 3 of this Article; but if a quorum is present, adjournment may be taken from day to day or to such time and place as may be decided by the majority of the directors present, and no notice of such adjournment need be given. When a quorum exists, action may be taken by a majority vote of the directors present.

     Section 7.  Vacancies.  Vacancies in the Board of Directors shall be filled
                 ---------
by a majority vote of the remaining directors though less than a quorum. In the event there are no remaining directors, the shareholders shall fill the vacancies in the Board of Directors at the next annual meeting of shareholders or at a special meeting of shareholders called for that purpose. A director selected to fill a vacancy shall hold office until his or her successor shall have been elected. During the existence of any vacancy the remaining directors shall possess and may exercise all powers vested in the Board of Directors. (a) Unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors: (i) the shareholders may fill the vacancy; (ii) the board of directors may fill the vacancy; or (iii) if the directors in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors in office. (b) If the vacant office was held by a director elected by holders of one or more authorized classes or series of shares, only the holders of those classes or series of shares are entitled to vote to fill the vacancy.

     Section  8.  Advisory  Directors.  The  Board  of Directors shall be and is
                  -------------------
authorized to appoint such number of Advisory Directors of this corporation as the Board, in its discretion, may deem appropriate. Advisory Directors shall act in an advisory capacity only, without authority to vote and without responsibility for the management of the affairs of the corporation. They shall have such rights and duties as the Board of Directors may from time to time prescribe. The term of office of Advisory Directors shall correspond to the term of office of the members of the Board of Directors by which they were appointed, but shall be subject to termination at any time at the discretion of the Board. The Advisory Directors may resign at any time.

                                   ARTICLE III

                               EXECUTIVE COMMITTEE
                               -------------------
     The majority of the Board of Directors may designate two or more directors to constitute an executive committee, which committee between meetings of the Board of Directors shall have and may exercise all of the authority and powers of the Board of Directors in the management of the business and affairs of the corporation, except the appointment and removal of officers, agents and employees of the corporation or as provided by Section 23B.08.250 of the Washington Business Corporation Act (the "Act").


                                   ARTICLE IV
                                   ----------
                            ACTION WITHOUT A MEETING
                            ------------------------
     Section  1.  Actions  of  Directors  or  Committees of Directors by Written
                  --------------------------------------------------------------
Consent.  Any  corporate  action  required  or  permitted  by  the  Articles  of
    ---
Incorporation, Bylaws, or the laws under which this corporation is formed, to be
    ---
voted upon or approved at a duly called meeting of the directors or committee of directors may be accomplished without a meeting if one or more unanimous written consents of the respective directors or committee members, setting forth the actions so taken, shall be signed, either before or after the action taken, by all the directors or committee members, as the case may be. Action taken by unanimous written consent is effective when the last director or committee member signs the consent, unless the consent specifies a later effective date.

     Section  2.  Actions  of  Shareholders  by  Written  Consent.  Any  action
                  -----------------------------------------------
required or permitted to be taken at a meeting of shareholders of the corporation may be taken without a meeting or a vote if the action is taken by shareholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted, provided that at the time the action is taken the corporation is not a Public Company (as defined in the Act). Notice of the taking of action by shareholders without a meeting by less than unanimous written consent of all shareholders entitled to vote on the action shall be given to those shareholders entitled to vote on the action who have not consented in writing such that such notice shall be deemed effective (in the manner described below) no fewer than twenty four (24) hours before the effective date of the action, except where longer notice is required under the Act. The notice shall be in writing and may be transmitted by: mail, private carrier or personal delivery; telegraph or teletype; telephone, wire or wireless equipment which transmits a facsimile of the notice; or by any other means permitted by the Act. Written notice shall be effective as provided in Section 23B.01.410 of the Act (specifically including paragraph 5(a) thereof) or any successor provisions thereto.

     Section  3.  Telephone  Communications.  The  Board  of  Directors,  or any
                  -------------------------
committee designated by the Board, may hold any meeting of the Board, or committee, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting.

                                    ARTICLE V

                               OFFICERS AND AGENTS
                               -------------------
     Section  1.  EXECUTIVE  OFFICERS.
                  -------------------

     (a)     Number:  The initial officers of the corporation shall consist of a
             ------
Chairman, a President, a Treasurer, and a Secretary and other such officers as the Board of Directors may designate. Any two or more offices may be held by the same person.

     (b)     Election  and  Tenure:  The  officers  of  the corporation shall be
             ---------------------
elected by the Board of Directors at its first meeting and thereafter at each regular annual meeting. In the event of a failure to hold the annual meeting as herein provided, officers may be elected at any time thereafter at a special meeting of directors called for that purpose. Each officer shall hold office for the term of one year and until his or her successor shall be elected except where expressly provided to the contrary in a contract authorized by the Board of Directors. All officers and agents shall be subject to removal at any time by the vote of a majority of the entire Board of Directors whenever in the judgment of the Board the best interests of the corporation will be served by such removal, without prejudice, however, to any contract rights of the person so removed.

     (c)     Vacancies:  A vacancy in any office shall be filled by the Board of
             ---------
Directors at any regular meeting, or at any special meeting called for that purpose.

     (d)     Additional  Officers  and  Agents:  The Board of Directors may also
             ---------------------------------
elect such other officers or agents as it may deem necessary, with such authority and duties as from time to time may be prescribed by the Board of Directors.

     Section  2.  Chairman  of  the Board; President.  If the Board of Directors
                  ----------------------------------
elects a Chairman of the Board, such officer shall preside over all meetings of the Board of Directors and of the shareholders. If there be no Chairman of the Board, the President shall perform such duties. The Board of Directors shall designate the Chairman of the Board, the President, or another person as the chief executive officer and may prescribe the duties and powers of the chief executive officer. If there be no such designation, the President shall be the chief executive officer.

     Section  3.       Vice-Presidents.  The  vice-presidents,  in  the order of
                       ---------------
seniority as designated by the Board of Directors, shall in the absence or disability of the President exercise the powers and perform the duties of the President. Each vice-president shall also exercise such other powers and perform such other duties as shall be prescribed by the Board of Directors, and such powers and duties of the President as may be designated by the President.

     Section  4.  Secretary.  The  secretary shall give such notices of meetings
                -----------
of the shareholders and of the Board of Directors as required by these Bylaws, and shall keep a record of the proceedings of all such meetings. Such record shall be kept at the principal or registered office of the corporation. He or she shall have custody of all books and records and papers of the company except those which are in the care of the treasurer or some other person authorized to have custody and possession thereof by resolution of the Board of Directors. He or she is authorized to sign with the president or vice-president in the name of the corporation all deeds, notes, mortgages and contracts including those in any way affecting real property or interests therein and shall affix the seal of the corporation thereto when required in the regular course of business. He or she shall submit such reports to the Board of Directors as may be requested by them from time to time.

     Section  5.  Assistant  Secretary.  The  assistant  secretary shall, in the
                  --------------------
absence or disability of the secretary, exercise the powers and perform the duties of the secretary. He or she shall also exercise such other powers and perform such other duties as may be prescribed by the Board of Directors and such powers and duties of the secretary as may be designated by the president or secretary.

Section  6.  Treasurer.  The treasurer shall from time to time make such reports
             ---------
to the officers, Board of Directors and shareholders as may be required, and shall perform such other duties as the Board of Directors shall from time to time delegate to him or her.

                                   ARTICLE VI

                                     SHARES
                                     ------
     Section  1.  Certificates.  Shares  of  stock  of  the corporation shall be
                  ------------
represented by stock certificates which shall be in a form adopted by the Board of Directors, provided all such stock certificates shall be consecutively numbered, and shall express upon their face the number thereof, the date of issuance, the number of shares for which and the person to whom issued and the class thereof, and all such stock certificates shall be signed by any two (2) officers of the corporation and may be sealed with the corporate seal, if any. In addition, each certificate shall express upon its face that the corporation is organized under the laws of the state of Washington and shall also express the par value of the shares represented by the certificate, or shall state that the shares are without par value, as may be appropriate. Each certificate shall state upon the face or back thereof, in full or in summary, all of the designations, preferences, limitations, restrictions on transfer and relative rights of the shares of each class authorized to be issued.

     Section  2.  Subscriptions.  Subscriptions  for  shares  of  stock  of  the
                  -------------
corporation shall be paid in full at such time, or in such installments and at such times, as the Board of Directors may determine. In case of default in the payment of any installment or call when such payment is due, the Board of

Directors may declare the shares and all previous payments thereon forfeited for the use of the corporation, in the manner prescribed by the Act.

     Section  3.  Consideration  for  Shares.  Shares  of the corporation may be
                  --------------------------
issued for such consideration as shall be determined by the Board of Directors to be adequate. The consideration for the issuance of shares may be paid in whole or in part in cash, or any tangible or intangible property or benefit to the corporation, including but not limited to promissory notes, services performed, contracts for services to be performed, or other securities of the corporation. Establishment by the Board of Directors of the amount of consideration received or to be received for shares of the corporation shall be deemed to be a determination that the consideration so established is adequate.

     Section  4.  Transfer  of  Shares.  Transfer  of  shares of the corporation
                  --------------------
shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be owner thereof for all purposes. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe. The record of shareholder and stock transfer books shall be kept at the principal or registered office of the corporation or at the office of its transfer agent or registrar, if any.

                                   ARTICLE VII
                                   -----------
                                BOOKS AND RECORDS
                                -----------------
     Books  of Accounts, Minutes and Share Register.  The corporation shall keep
     ----------------------------------------------
as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors exercising the authority of the Board of Directors on behalf of the corporation. The corporation shall maintain appropriate accounting records. The corporation or its agent shall maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each. The corporation shall keep a copy of the following records at its principal office: the Articles or Restated Articles of Incorporation and all amendments to them currently in effect; the Bylaws or Restated Bylaws and all amendments to them currently in effect; the minutes of all shareholders' meetings, and records of all actions taken by shareholders without a meeting, for the past three (3) years; its financial statements for the past three (3) years, including balance sheets showing in reasonable detail the financial condition of the corporation as of the close of each fiscal year, and an income statement showing the results of its operations during each fiscal year prepared on the basis of generally accepted accounting principles or, if not, prepared on a basis explained therein; all written communications to shareholders generally within the past three (3) years; a list of the names and business addresses of its current directors and officers; and its most recent annual report delivered to the Secretary of State of Washington.

                                  ARTICLE VIII

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS
                    -----------------------------------------
     Section 1. Each individual who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the corporation or, being or having been such a director or officer, he or she is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity, shall be indemnified and held harmless by the corporation to the maximum extent permitted by applicable law as then in effect, against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually or reasonably incurred or suffered by such individual in connection therewith. Such indemnification shall continue as to any such individual who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. No indemnification shall be provided under this Article VIII to any such individual if the corporation is prohibited by the nonexclusive provisions of its organizing statute, as then in effect, from paying such indemnification. The right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the corporation reasonable expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the Board of Directors may, but shall not be obligated, to condition such payment of such expenses in advance of the final disposition of a proceeding upon delivery to the corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise, which undertaking may be unsecured and may be accepted without reference to financial ability to make repayment.

     Section 2. The right to indemnification and the payment of reasonable expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any individual may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of shareholders or disinterested directors or otherwise.

     Section 3. If a claim under this Article VIII is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, or if a claim for expenses incurred in defending a proceeding in advance of its final disposition authorized under Section 1 of this Article VIII is not paid in full by the corporation within twenty (20) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the claimant shall be entitled also to be paid the expense of prosecuting such claim. The claimant shall be presumed to be entitled to indemnification hereunder upon submission of a written claim
(and, in an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition, where the required undertaking has been tendered to the corporation), and thereafter the corporation shall have the burden of proof to overcome the presumption that the claimant is so entitled. It shall be a defense to any such action with respect to expenses authorized under Article VIII that the claimant has not met the standards of conduct which make it permissible hereunder or under the Act for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, officers, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances because he or she has met the applicable standard set forth herein or in the Act nor (except as provided herein) an actual determination by the corporation (including its Board of Directors, officers, independent legal counsel, or its shareholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses shall be a defense to the action or create a presumption that the claimant is not so entitled.

     Section 4. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such individual against such expense, liability or loss under applicable statutes. The corporation may enter into contracts with any director or officer of the corporation in furtherance of the provisions of this Article and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.

     Section 5. The corporation may, by action of its Board of Directors from time to time, provide indemnification and pay reasonable expenses in advance of the final disposition of a proceeding to employees and agents of the corporation with the same scope and effect as the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the corporation or pursuant to rights granted pursuant to, or provided by, its organizing statute or otherwise.

                                   ARTICLE IX

                               AMENDMENT OF BYLAWS
                               -------------------
     Section  1.  By  the Shareholders.  These Bylaws may be amended, altered or
                ----------------------
repealed at any regular or special meeting of the shareholders if notice of the proposed alteration or amendment is contained in the notice of the meeting.

     Section  2.  By  the  Board  of  Directors.  These  Bylaws  may be amended,
                  -----------------------------
altered or repealed by the affirmative vote of a majority of the whole Board of Directors at any regular or special meeting of the Board.
                                    * * * * *

I hereby certify that the foregoing Bylaws consisting of ten (10) pages, are the Bylaws of the Corporation adopted by the directors and approved by all of the shareholders of the Corporation and that they are the whole thereof exactly as adopted, and that I make this certificate to identify the same pursuant to instructions of the Board of Directors.


                                         /s/ Michael J. Smith
                                         --------------------------------
                                         Michael J. Smith, Secretary


                                        Date:     June 18, 2001
                                               --------------------------